[ACCESSIT INTEGRATED TECHNOLOGIES, INC. LOGO]

FOR IMMEDIATE RELEASE

    ACCESS INTEGRATED TECHNOLOGIES TO ACQUIRE FIBERSAT GLOBAL SERVICES, LLC.

       - ACCESSIT BUILDS IN-HOUSE SATELLITE DISTRIBUTION CAPABILITIES -

MORRISTOWN, N.J. - OCTOBER 20, 2004 - ACCESS INTEGRATED TECHNOLOGIES, INC.
("ACCESSIT") (AMEX: AIX) today announced that it has signed a definitive agreement to acquire certain assets of privately held FiberSat Global Services,
LLC ("FiberSat"). The acquisition is expected to close on or before November 15,
2004 and is subject to customary closing conditions. Further details were not disclosed.

Through the acquisition of FiberSat, ACCESSIT will gain extensive satellite distribution and networking capabilities provided by FiberSat's fully operational data storage and uplink facility located in Los Angeles, California.
In addition to providing broadband video, data and Internet transmission and encryption services for multiple customers in the broadcast and cable television and communications industries, FiberSat's Los Angeles facility currently houses the infrastructure operations of ACCESSIT's digital cinema satellite delivery service.

FiberSat Global Services' solutions range from implementing satellite network start-ups or technology transitions, to originating video networks. It provides complete booking and scheduling solutions for transmission services, and operates an outsourced Networks Operations Center. FiberSat employs a unique mix of broadband infrastructure, skilled personnel, systems integration facilities and information technology, all powered by the software platform called the
Vortex Solutions Engine(SM). FiberSat's personnel will join ACCESSIT, including
President and Chief Executive Officer, Ravi Patel and Director of Operations and
Engineering, B. Scott Cassell. For more information on FiberSat Global Services
LLC, visit www.fibersatglobalservices.com.

"Joining with the leading technology services provider to the digital cinema industry is a very exciting opportunity for FiberSat. We anticipate playing a critical role in ACCESSIT's unique digital cinema delivery platform," said
Patel.

"Not only do we expect this acquisition to be accretive, adding to our revenue and EBITDA performance, it will be of strategic significance as well. FiberSat's extensive satellite-based content distribution expertise, global service capability, and proximity to our motion picture studio customers makes it an ideal addition to ACCESSIT," commented Bud Mayo, Chief Executive Officer of
ACCESSIT. "Having had the benefit of working closely with FiberSat for the past few months, I am confident that they have the right combination of systems know-how and management talent to augment our growing digital cinema content distribution business," added Mayo.

ACCESS INTEGRATED TECHNOLOGIES, INC. (ACCESSIT) is an early mover in offering a fully managed storage and delivery service for owners and distributors of digital content to movie theaters and other venues. Supported by its robust platform of fail-safe Internet data centers, ACCESSIT is able to leverage the market-leading role of its Hollywood Software subsidiary with the innovative digital delivery capabilities of its Digital Media unit to provide the highest level of technology available to service the emerging digital cinema industry.

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(973) 290-0080                          55 MADISON AVENUE, MORRISTOWN, NJ  07960

SAFE HARBOR STATEMENT

Investors and readers are cautioned that certain statements contained in this document, as well as some statements in periodic press releases and some oral statements of ACCESSIT officials during presentations about ACCESSIT, along with
ACCESSIT's filings with the Securities and Exchange Commission, including
ACCESSIT's registration statements, quarterly reports on Form 10-QSB and annual report on Form 10-KSB, are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act").
Forward-looking statements include statements that are predictive in nature, which depend upon or refer to future events or conditions, which include words such as "expects", "anticipates", "intends", "plans", "could", "might",
"believes", "seeks", "estimates" or similar expressions. In addition, any statements concerning future financial performance (including future revenues, earnings or growth rates), ongoing business strategies or prospects, and possible future actions, which may be provided by ACCESSIT's management, are also forward-looking statements as defined by the Act. Forward-looking statements are based on current expectations and projections about future events and are subject to various risks, uncertainties and assumptions about ACCESSIT, its technology, economic and market factors and the industries in which ACCESSIT does business, among other things. These statements are not guarantees of future performance and ACCESSIT undertakes no specific obligation or intention to update these statements after the date of this release.

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Contact:

Suzanne Tregenza                                 Michael Glickman
ACCESSIT                                       The Dilenschneider Group
55 Madison Avenue                                212.922.0900
Suite 300
Morristown, NJ  07960
973.290.0080
www.access(it)x.com